UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2009

AMCORE FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Written Agreement

On June 25, 2009, AMCORE Financial Inc. (the “Company”) executed a Written Agreement (the “Agreement”) with the Federal Reserve Bank of Chicago (the “FRB”). The Agreement restricts the payment of dividends by the Company, as well as the taking of dividends or any other payment representing a reduction in capital from the Company’s wholly owned subsidiary, AMCORE Bank, National Association (the ”Bank”), without the prior approval of the FRB. The Agreement further requires that the Company shall not incur, increase, or guarantee any debt, repurchase or redeem any shares of its stock, or pay any interest or principal on subordinated debt or trust preferred securities, in each case without the prior approval of the FRB. The Agreement also requires the Company to develop a capital plan for the Company within 60 days, which plan shall address, among other things, the Company’s current and future capital requirements, including compliance with minimum capital ratios, adequacy of capital, the source and timing of additional funds, and procedures to notify the FRB no more than 30 days after the end of any quarter in which the Company’s consolidated capital ratios or the Bank’s capital ratios (total risk-based, Tier 1, or leverage) fall below the required minimums. The Company is also required to submit a cash flow projection for the remainder of 2009 to the FRB within 60 days and to provide notice to the FRB regarding the appointment of any new director or senior executive officer. Finally, the board of directors of the Company is required to submit written progress reports within 30 days after the end of each fiscal quarter.

Any material failure to comply with the provisions of the Agreement could result in enforcement actions by the FRB. While the Company intends to take such actions as may be necessary to comply with the requirements of the Agreement, there can be no assurance that the Company will be able to comply fully with the provisions of the Agreement, or that efforts to comply with the Agreement will not have adverse effects on the operations and financial condition of the Company or the Bank.

Consent Order

On June 25, 2009, pursuant to a Stipulation and Consent to the Issuance of a Consent Order, the Bank consented and agreed to the issuance of a Consent Order (the “Order”) by the Office of the Comptroller of Currency (the “OCC”), the Bank’s primary banking regulator.

The Order requires the Bank to, among other things:

•       achieve and maintain, by September 30, 2009, Tier 1 capital at least equal to 8% of adjusted total assets, Tier 1 risk-based capital at least equal to 9% of risk-weighted assets and total risk-based capital at least equal to 12% of risk-weighted assets;

•       develop, within 30 days, a capital plan for the Bank, which shall, among other things, include specific plans for maintaining adequate capital, a discussion of the sources and timing of additional capital, as well as contingency plans for alternative sources of capital; and

•       develop, within 60 days, a liquidity risk management program, which assesses, on an ongoing basis, the Bank’s current and projected funding needs, and ensures that sufficient funds exist to meet those needs.

Any material failure to comply with the provisions of the Order could result in enforcement actions by the OCC as described in the Order. While the Company intends to take such actions as may be necessary to enable the Bank to comply with the requirements of the Order, there can be no assurance that the Bank will be able to comply fully with the provisions of the Order, or that efforts to comply with the Order will not have adverse effects on the operations and financial condition of the Company and the Bank.

The foregoing description of the Order is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. Also, the Stipulation and Consent to the Issuance of a Consent Order is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Finally, on June 26, 2009, the Company issued a press release announcing, among other things, the issuance of the Agreement and the Order.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The events described in Item 1.01 above constitute an event of default under the Credit Agreement (the “Credit Facility”), dated as of August 8, 2007 and amended as of October 10, 2008 and March 3, 2009, between the Company and JPMorgan Chase Bank, N.A. (“JPMorgan”).  The Company has drawn $20 million against the Credit Facility.

JPMorgan has advised the Company that it does not expect to pursue any remedies under the Credit Agreement at this time and the parties are currently working cooperatively.  However, there can be no assurance that the Company will be able to obtain a waiver from JPMorgan.  If the Company is unable to obtain such a waiver, JPMorgan could accelerate the full amount of the outstanding debt under the Credit Facility to currently payable.  If the Company is able to obtain a waiver, such waiver could contain terms unfavorable to the Company and could result in changes to the terms and conditions of the Credit Facility, including the imposition of additional finance fees and higher interest charges.  Any such charges in terms and conditions could have a material effect on the Company’s future cash flows, results of operations or financial condition.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Consent Order, dated June 25, 2009, issued by the Comptroller of the Currency in the matter of AMCORE Bank, National Association.

10.2	Form of Stipulation and Consent to the Issuance of a Consent Order, dated June 25, 2009, between the Comptroller of Currency and AMCORE Bank, National Association.

99.1	Press release of AMCORE Financial, Inc. dated June 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2009	AMCORE Financial, Inc.

(Registrant)

/s/ Judith Carré Sutfin
Judith Carré Sutfin
Executive Vice President and Chief Financial Officer,
(Duly authorized officer of the registrant
and principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Consent Order, dated June 25, 2009, issued by the Comptroller of the Currency in the matter of AMCORE Bank, National Association.

10.2	Form of Stipulation and Consent to the Issuance of a Consent Order, dated June 25, 2009, between the Comptroller of Currency and AMCORE Bank, National Association.

99.1	Press release of AMCORE Financial, Inc. dated June 26, 2009.